UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2018

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

30 CORPORATE DRIVE, SUITE 200
BURLINGTON, MASSACHUSETTS 01803-4238
(Address of principal executive offices) (Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01    Regulation FD Disclosure.

On February 28, 2018, CIRCOR International, Inc. (the "Company" or "CIRCOR") announced a realignment of its organizational structure from the Energy, Advanced Flow Solutions and Fluid Handling reportable business segments into new segments of Energy, Aerospace & Defense and Industrial. The Energy segment will include all of the businesses from the existing Energy segment and the Reliability Services business from the recently acquired Fluid Handling business. The Aerospace & Defense business will include the Aerospace & Defense businesses previously included in the Advanced Flow Solutions segment and the defense business from the recently acquired Fluid Handling business. The Industrial Solutions business will include the Pumps businesses previously included in the Fluid Handling segment as well as the Power & Process and Industrial Solutions businesses, previously included in the Advanced Flow Solutions segment. In addition, a number of smaller product lines were realigned as part of this change to better manage and serve our customers. Management will begin reporting the new three segments for the first quarter of 2018. All previously reported segment information will be adjusted on a retrospective basis to reflect this change beginning in the first quarter of 2018 reporting period.

The Company issued a press release on April 25, 2018 regarding supplemental financial information related to the organizational realignment. A copy of the press release is furnished with this Report as Exhibit 99.2. The information in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

The Company is today releasing and posting on its website, www.CIRCOR.com, supplemental information reflecting the Energy, Aerospace & Defense and Industrial segments for each of the prior quarterly reporting periods in the full year 2016 and 2017 reporting periods, as set forth in Exhibit 99.1 attached hereto. The realignment had no effect on the Company's previously reported net income, financial condition or cash flows. In addition, the Company is providing certain combined information related to the recently acquired Fluid Handling business. This information reflects the revenue and segment operating income for the Fluid Handling businesses under the new segment structure for the 2016 and 2017 full year and quarterly periods prior to CIRCOR ownership. This information is also reflected in Exhibit 99.1

The Company’s management evaluates segment operating performance using operating income before certain charges/credits to cost of revenues and selling, general and administrative expenses, principally associated with acquisition-related activities; restructuring and other costs/income including costs arising from facility consolidations and gains and losses from the sale of product lines; and amortization of acquisition-related intangible assets. The Company also refers to this measure as segment operating income or adjusted operating income. The Company uses this measure because it helps management understand and evaluate the segments’ core operating results and facilitate comparison of performance for determining incentive compensation achievement.

In the attached Exhibit 99.1, the Company uses the following non-GAAP financial measures: total segment operating income, total segment operating margin, combined segment revenue, combined segment operating income and combined segment operating margin described as follows:

•
Total segment operating income is defined as GAAP operating income excluding intangible amortization from acquisitions completed subsequent to December 31, 2011, the impact of restructuring related inventory, impairment and special charges or gains.

•	Total segment operating margin is defined as total segment operating income divided by net revenues.

•
Combined segment revenue, combined segment operating income and combined segment operating margin represent the historical CIRCOR segment revenue, segment operating income and segment operating margins all adjusted to include the respective amount related to the Fluid Handling acquisition as though the acquisition was completed on January 1, 2016.

Our management uses these non-GAAP measures to gain an understanding of our comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States.

A reconciliation of total segment operating income and total segment operating margin to the most directly comparable GAAP financial measure is provided in the tables within Exhibit 99.1 titled "Reconciliation of Segment Information to GAAP Operating Income."

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1 Supplemental Segment Information
99.2 Press Release dated April 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2018                 CIRCOR INTERNATIONAL, INC.

/s/ Rajeev Bhalla
By:     Rajeev Bhalla

Title:	Executive Vice President and Chief Financial Officer